INCOME TAXES	9 Months Ended
Sep. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

15.	INCOME TAXES

At September 30, 2025, the Company had federal and state net operating loss carry forwards of approximately $21.2 million that expire in various years through the year 2040. Due to current period losses and carryforwards of past net operating losses, there is no provision for current federal or state income taxes for the three and nine months ended September 30, 2025 and 2024.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes. The Company has a deferred tax asset that consists of net operating loss carry forwards calculated using federal and state effective tax rates. Because of the Company’s lack of past earnings history, the deferred tax asset has been fully offset by a valuation allowance. The OBBBA, which was enacted on July 4, 2025, makes numerous tax changes. The Company does not expect the tax provisions of the OBBBA will have a material impact on the Company’s effective tax rate.